UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41428	87-4340782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way Suite 200 Murray, Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

As previously announced, on July 31, 2024, R1 RCM Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with Raven Acquisition Holdings, LLC, a Delaware limited liability company (“Parent”), and Project Raven Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things and on the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into the Company (the “Transaction”), with the Company continuing as the surviving corporation.

In connection with Parent’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Transaction and pay related fees in connection with the Transaction, the Company is making the below information available to prospective purchasers of debt securities to be issued by Parent.

Certain Preliminary Financial Information for the Three Months Ended September 30, 2024

The Company’s financial results for the fiscal quarter ended September 30, 2024 (“fiscal 2024 Q3”) are not yet finalized. Set forth below are unaudited preliminary estimated financial results for the Company for fiscal 2024 Q3, based on information available to the Company as of the date of this Current Report on Form 8-K. The preliminary estimated financial results provided below are not a comprehensive statement of the Company’s financial results for fiscal 2024 Q3. The Company has provided ranges, rather than specific amounts, for the financial results below, primarily because its financial closing procedures for fiscal Q3 2024 have just commenced and, as a result, it expects that its final results upon completion of its closing procedures may vary from the preliminary estimates included herein. The amounts set forth below are subject to revision based upon the completion of the Company’s quarter-end financial closing process and a final review by the Company.

The preliminary estimated financial information included in this Current Report on Form 8-K has been prepared by the Company and is its responsibility. Neither the Company’s independent registered public accounting firm, Ernst & Young LLP, nor any other independent accountants, have audited, reviewed, compiled, examined or performed any procedures with respect to the preliminary financial information provided for fiscal 2024 Q3. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance, and assumes no responsibility for, and disclaims any association, with respect thereto.

The processes the Company has used to produce the unaudited preliminary estimated financial information required a greater degree of estimation and assumptions than required during a typical period end closing process. During the completion of such procedures and preparation, the Company may identify additional items that require material adjustments to the unaudited preliminary estimated financial information presented below. The unaudited preliminary estimated financial information should not be considered a substitute for full quarterly financial statements for fiscal 2024 Q3 prepared in accordance with GAAP.

There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not in the Company’s control. Therefore, you should not place undue reliance on the unaudited preliminary estimated financial information below. The estimates presented below are not necessarily indicative of any future period or any full fiscal year and should be read together with the Company’s audited consolidated financial statements and related notes included in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 27, 2024. The Company undertakes no obligation to update or revise these amounts as a result of new information or otherwise. Numbers may not foot due to rounding.

Preliminary Results

	Three months ended
($ in millions, unaudited)	September 30, 2024 (low end of range)	September 30, 2024 (high end of range)	September 30, 2023	% Change
Net service revenue	$643.0	$658.0	$572.8	12-15%
Net income (loss)	$(33.5)	$(17.5)	$1.3	n.m.
Adjusted EBITDA(1)	$140.0	$148.0	$161.5	(13)-(8)%

n.m. — not meaningful

(1)	Adjusted EBITDA is a non-GAAP financial measure. See the table below for reconciliations of these amounts to net income (loss), the most directly comparable GAAP financial measure.

Reconciliation of Non-GAAP Measures:

In addition to providing preliminary results that are determined in accordance with GAAP for the periods shown in the table above, the table above presents Adjusted EBITDA, which is a non-GAAP financial measure. This measure is not considered a measure of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to GAAP measures such as net income (loss) or other financial statement data presented in the Company’s financial statements as an indicator of its financial performance. The table below presents reconciliations of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure. Numbers may not foot due to rounding.

($ in millions, unaudited)	Three months ended September 30,
	2024 (low end of range)	2024 (high end of range)	2023
Net income (loss)	$(33.5)	$(17.5)	$1.3
Net interest expense	43.0	43.5	32.1
Income tax benefit	(7.5)	(6.5)	7.8
Depreciation and amortization expense(1)	82.5	83.0	70.8

EBITDA	86.5	100.5	112.0

Adjustments:
Share-based compensation expense(2)	6.5	7.0	18.4
CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense(3)	9.0	9.5	1.7
Other expenses(4)	32.0	37.0	29.4
Adjusted EBITDA	$140.0	$148.0	$161.5

(1)

Represents the expense associated with depreciation and amortization of property, equipment, and software; amortization of intangible assets; and amortization of cloud computing arrangement implementation fees.

(2)	Represents the expense associated with stock options, restricted stock units, and performance-based restricted stock units.
(3)	Represents the expense associated with CoyCo 2 limited partnership units.
(4)

Other expenses are incurred in connection with acquisition and integration initiatives, exit activities, strategic and transformation initiatives to improve our business alignment and cost structure, review of strategic alternatives, and stockholder litigation.

The information furnished with this Current Report on Form 8-K constitutes only a portion of the information being provided to prospective purchasers and should be considered together with and in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”). Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 2.02 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Forward-Looking Statements Disclaimer

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including statements related to the unaudited preliminary estimated financial results for the Company for fiscal 2024 Q3, the Transaction, and estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected financial results for fiscal 2024 Q3, the date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the Company’s discovery of items that materially impact the accuracy of the preliminary estimated financial results of the Company for fiscal 2024 Q3; (ii) the Company’s ability to timely finalize review procedures with respect to fiscal 2024 Q3; (iii) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (iv) the ability of affiliates of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (v) potential litigation relating to the Transaction that could be instituted against Parent, the Company or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the Transaction, including the diversion management’s attention from the Company’s ongoing business operations will harm the Company’s business, including current plans and operations; (vii) the ability of the Company to retain and hire key personnel in light of the Transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiv) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction, including the possibility that competing offers or acquisition proposals for the Company will be made; (xvii) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xviii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K, Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q and the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by the Company on October 16, 2024, as such risk factors may be amended, supplemented or superseded from time to time by other filings made by the Company with the SEC. While the lists of factors presented here and in the preliminary proxy statement, respectively, are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: October 22, 2024	By:	/s/ Jennifer Williams
	Name:	Jennifer Williams
	Title:	Chief Financial Officer